SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 9, 2004

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                             INNOTRAC CORPORATION
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                      000-23741             58-1592285
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(State or other Jurisdiction of      (Commission File         (IRS Employer
Incorporation or Organization)           Number)           Identification No.)

       6655 Sugarloaf Parkway
            Duluth, Georgia                                       30097
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(Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code: (678) 584-4000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(c) Exhibits:

Exhibit No.                  Description
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   99.1       Innotrac Corporation press release dated August 9, 2004,
              announcing Innotrac's financial results for the second quarter of 2004 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 9, 2004, Innotrac Corporation ("Innotrac") issued a press release to announce its financial results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

      The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INNOTRAC CORPORATION

                                              By: /s/ David L. Gamsey
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                                                  David L. Gamsey
                                                  Senior Vice President,
                                                  Chief Financial Officer and
Date: August 9, 2004                              Secretary